Exhibit 99.1
Press Release

TIDEWATER INC. ● 6002 Rogerdale Road, Suite 600 ● Houston, TX 77072 ● Telephone (713) 470-5300 ● Fax (888) 909-0946

Tidewater Reports Results for the Three Months Ended March 31, 2020

HOUSTON, May 11, 2020 — Tidewater Inc. (NYSE:TDW) announced today revenue for the three months ended March 31, 2020, of $116.4 million compared with $122.1 million for the three months ended March 31, 2019, and net losses for the same periods of $18.4 million (or $0.46 per common share) and $21.7 million (or $0.58 per common share), respectively. Excluding long-lived asset impairments and one-time expenses, net losses for the three months ended March 31, 2020 and 2019 were $8.1 million (or $0.20 per common share) and $18.0 million (or $0.48) per common share), respectively.

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “For the first quarter, we achieved higher day rates in all regions, lower operating costs in all regions, consequently, higher operating margins in all regions, and we achieved this at the lowest general and administrative cost level we have ever attained. That was last quarter, but it already feels like it was years ago.

“Adjusted EBITDA for the quarter was $20 million, but free cash flow for the quarter was negative $15 million as we invested $25 million in drydocks during the quarter, as previously planned, and invested $18 million in working capital. We still anticipate being free cash flow positive for the year even with the sharp downturn in the business due to a higher liquidation of working capital as the business contracts and a significant reduction in spending on drydocks, which we now anticipate to be down $20 million, to $33 million for the year.

“Tidewater has always been dedicated to getting our employees home safe. Although this philosophy developed due to the inherently dangerous nature of offshore work, it has resulted in the ability to address worker health from the current pandemic as second nature to us. Our employees know how to take care of each other and themselves, and it has been humbling to observe since the crisis began how ingenious, brave, and focused our employees have remained through this difficult time.

“The combined impact of a significant decrease in hydrocarbon demand resulting from the actions to curb the COVID-19 pandemic and the inability of global hydrocarbon producers to commensurately curtail production has resulted in a significant oversupply of oil that will take many months to balance. Unlike the previous unpleasantness that began in 2014, contracts for offshore equipment, both rigs and boats, are this time cancelable over much shorter periods, and we have begun to see operators quickly exercise these shorter termination provisions around the world.  These cancelations have resulted in a swift reduction in drilling activity, both onshore and offshore, and has swiftly reduced the demand for vessels once again.

“The long-term view on the demand for offshore hydrocarbons is still robust, and the underinvestment since 2014 has shrunk offshore production capacity to the point where we expect to see a resurgence in offshore activity in the next few years as demand recovers. Prior to the recent pullback, we were suggesting that it would be in 2021, and now we are focused on 2023.

“The team at Tidewater is mobilizing, in a virtual manner, to reduce the scale of our current operations to match the needs of the industry. Having just completed a significant reduction in our operations, the team is well prepared to make further changes to once again match the needs of the current market.

“Adjusting to a swift reduction in activity requires the organization to quickly, and cost efficiently, remove capacity from the market. The first stage of capacity reduction takes the form of de-crewing vessels and putting them into lay-up. This industry has a very high degree of operating leverage and eliminating operating costs on idle vessels is key to addressing the reduction in revenue. There are frictional costs to do this, including severance costs in certain geographies as well as the fuel to relocate the vessels to their lay-up location. And then there is the cost, albeit modest, of keeping the vessel in lay-up. In addition, the shore base operations, in the markets in which we operate, must be re-envisioned and matched to current market demand. The second stage of removing capacity from the market is for the least capable vessels in the idle fleet to be scrapped though the recycling of their steel in an environmentally responsible manner. We accelerated our capacity reduction process in the fourth quarter of last year and it has become even more relevant and urgent given the current situation.

“As we mentioned on the last earnings call, this industry needs to use the tools available to foster consolidation, whether virtual through the use of shipping pools, joint ship management, or through outright consolidation, to reduce fragmentation so that appropriate terms and pricing can be established. We mentioned on the previous earnings conference call that capital providers are holding up consolidation in their quest for par returns on investments made before 2014. It’s even more evident now than it was three months ago that now is the time to act.

“We find ourselves again in a period of significant transition. We are dedicated to generating free cash flow and adjusting our business to align it with that key objective. Tidewater, due to its resilient and dedicated employees, is better positioned than any other offshore vessel company to lead this industry through another challenging period.”

In addition to the number of outstanding shares, as of March 31, 2020, the company also has the following in the money warrants.

Common shares outstanding	40,259,917
New Creditor Warrants (strike price $0.001 per common share)	821,308
GulfMark Creditor Warrants (strike price $0.01 per common share)	952,154
Total	42,033,379

Tidewater will hold a conference call to discuss results for the three months ended March 31, 2020 on Tuesday, May 12, 2020 at 8:00 a.m. Central Time.  Investors and interested parties may listen to the earnings conference call via telephone by calling +1-888-771-4371 if calling from the U.S. or Canada (+1-847-585-4405 if calling from outside the U.S.) and asking for the “Tidewater” call just prior to the scheduled start time.  A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com

A replay of the conference call will be available beginning at 10:30 a.m. Central Time on May 12, 2020 and will continue until 11:59 p.m. Central Time on June 12, 2020. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com

The conference call will contain forward-looking statements in addition to statements of historical fact.  The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the company involves numerous risks and uncertainties that may cause the company’s actual performance to be materially different from that stated or implied in the forward-looking statements.  Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s most recent Forms 10-Q and 10-K.

Tidewater owns and operates the largest fleet of Offshore Support Vessels in the industry, with over 60 years of experience supporting offshore energy exploration and production activities worldwide.

Note: all per-share amounts are stated on a diluted basis.

Financial information is displayed beginning on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months	Three Months
	Ended	Ended
	March 31, 2020	March 31, 2019
Revenues:
Vessel revenues	$111,974	$119,662
Other operating revenues	4,394	2,487
Total revenues	116,368	122,149
Costs and expenses:
Vessel operating costs	78,825	82,203
Costs of other operating revenue	2,673	764
General and administrative	21,420	27,140
Depreciation and amortization	27,107	22,932
Long-lived asset impairments	10,207	—
Gain on asset dispositions, net	(5,331)	(1,270)
	134,901	131,769
Operating loss	(18,533)	(9,620)
Other income (expense):
Foreign exchange gain (loss)	864	(508)
Equity in net losses of unconsolidated companies	—	(62)
Interest income and other, net	116	2,470
Interest and other debt costs, net	(6,142)	(7,736)
	(5,162)	(5,836)
Loss before income taxes	(23,695)	(15,456)
Income tax (benefit) expense	(5,171)	5,830
Net loss	$(18,524)	$(21,286)
Net income (loss) attributable to noncontrolling interests	(79)	445
Net loss attributable to Tidewater Inc.	$(18,445)	$(21,731)
Basic loss per common share	$(0.46)	$(0.58)
Diluted loss per common share	$(0.46)	$(0.58)
Weighted average common shares outstanding	40,101	37,179
Adjusted weighted average common shares	40,101	37,179

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

	March 31,	December 31,
ASSETS	2020	2019

Current assets:
Cash and cash equivalents	$187,802	$218,290
Restricted cash	12,461	5,755
Trade and other receivables, less allowance for credit losses of $579 as of March 31, 2020 and less allowance for doubtful accounts of $70 as of December 31, 2019.	119,455	110,180
Due from affiliate	128,204	125,972
Marine operating supplies	21,944	21,856
Assets held for sale	26,142	39,287
Prepaid expenses and other current assets	22,185	15,956
Total current assets	518,193	537,296
Net properties and equipment	922,979	938,961
Deferred drydocking and survey costs	81,981	66,936
Other assets	29,971	36,335
Total assets	$1,553,124	$1,579,528

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$30,711	$27,501
Accrued costs and expenses	72,854	74,000
Due to affiliates	50,013	50,186
Current portion of long-term debt	9,104	9,890
Other current liabilities	26,953	24,100
Total current liabilities	189,635	185,677
Long-term debt	273,015	279,044
Other liabilities and deferred credits	91,578	98,397

Contingencies

Equity:
Common stock	40	40
Additional paid-in-capital	1,368,325	1,367,521
Accumulated deficit	(371,134)	(352,526)
Accumulated other comprehensive income (loss)	133	(236)
Total stockholder's equity	997,364	1,014,799
Noncontrolling interests	1,532	1,611
Total equity	998,896	1,016,410
Total liabilities and equity	$1,553,124	$1,579,528

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In thousands)

	Three Months	Three Months
	Ended	Ended
	March 31, 2020	March 31, 2019
Net loss	$(18,524)	$(21,286)
Other comprehensive income:
Change in pension plan and supplemental pension plan liability, net of tax of $0 and $0, respectively	369	—
Total comprehensive loss	$(18,155)	$(21,286)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Three Months	Three Months
	Ended	Ended
	March 31, 2020	March 31, 2019
Operating activities:
Net loss	$(18,524)	$(21,286)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	17,285	19,034
Amortization of deferred drydocking and survey costs	9,822	3,898
Amortization of debt premiums and discounts	675	(505)
Provision (benefit) for deferred income taxes	—	169
Gain on asset dispositions, net	(5,331)	(1,270)
Long-lived asset impairments	10,207	—
Changes in investments in, at equity, and advances to unconsolidated companies	—	265
Compensation expense - stock based	1,335	5,627
Changes in operating assets and liabilities, net:
Trade and other receivables	(9,438)	(2,204)
Changes in due to/from affiliate, net	(2,405)	19,175
Accounts payable	3,210	(2,200)
Accrued costs and expenses	(1,146)	(5,626)
Cash paid for deferred drydocking and survey costs	(24,867)	(12,285)
Other, net	(8,348)	(5,949)
Net cash used in operating activities	(27,525)	(3,157)
Cash flows from investing activities:
Proceeds from sales of assets	9,452	9,651
Additions to property and equipment	(2,449)	(3,116)
Net cash provided by investing activities	7,003	6,535
Cash flows from financing activities:
Principal payments on long-term debt	(2,600)	(1,509)
Taxes on share-based awards	(531)	(1,578)
Net cash used in financing activities	(3,131)	(3,087)
Net change in cash, cash equivalents and restricted cash	(23,653)	291
Cash, cash equivalents and restricted cash at beginning of period	227,608	397,744
Cash, cash equivalents and restricted cash at end of period (A)	$203,955	$398,035
Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest, net of amounts capitalized	$5,442	$8,319
Income taxes	$2,550	$4,415

(A)	Cash, cash equivalents and restricted cash at March 31, 2020 includes $3.6 million in long-term restricted cash.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In thousands)

	Common stock	Additional paid-in capital	Accumulated deficit	Accumulated other comprehensive income (loss)	Non controlling interest	Total
Balance at December 31, 2019	$40	1,367,521	(352,526)	(236)	1,611	1,016,410
Total comprehensive loss	—	—	(18,445)	369	(79)	(18,155)
Adoption of credit loss accounting standard	—	—	(163)	—	—	(163)
Amortization of restricted stock units	—	804	—	—	—	804
Balance at March 31, 2020	$40	1,368,325	(371,134)	133	1,532	998,896

Balance at December 31, 2018	$37	1,352,388	(210,783)	2,194	1,087	1,144,923
Total comprehensive loss	—	—	(21,731)	—	445	(21,286)
Issuance of common stock from exercise of warrants	—	1	—	—	—	1
Amortization/cancellation of restricted stock units	—	4,047	—	—	—	4,047
Balance at March 31, 2019	$37	1,356,436	(232,514)	2,194	1,532	1,127,685

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

	Quarter Ended		Quarter Ended
	March 31, 2020		March 31, 2019
(In thousands)		%		%
Vessel revenues:
Americas	$31,859	28%	35,279	29%
Middle East/Asia Pacific	24,828	22%	20,456	17%
Europe/Mediterranean	29,491	26%	28,558	24%
West Africa	25,796	23%	35,369	30%
Total vessel revenues	$111,974	100%	119,662	100%
Vessel operating costs:
Crew costs	$44,487	40%	48,145	40%
Repair and maintenance	10,598	9%	9,701	8%
Insurance	1,785	2%	2,178	2%
Fuel, lube and supplies	9,752	9%	9,345	8%
Other	12,203	11%	12,834	11%
Total vessel operating costs	78,825	70%	82,203	69%
Vessel operating margin (A)	$33,149	30%	37,459	31%

Note (A): Vessel operating margin equals revenues less vessel operating costs and excludes general and administrative expenses and depreciation and amortization.

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

	Quarter Ended		Quarter Ended
	March 31, 2020		March 31, 2019
(In thousands)	2020	%	2019	%
Vessel operating profit (loss):
Americas	$(1,164)	(1%)	(1,030)	(1%)
Middle East/Asia Pacific	(856)	(1%)	(1,162)	(1%)
Europe/Mediterranean	1,547	1%	(3,317)	(3%)
West Africa	(4,863)	(4%)	8,115	7%
Other operating profit	1,721	1%	1,704	1%
	(3,615)	(3%)	4,310	3%

Corporate expenses (A)	(10,042)	(9%)	(15,200)	(12%)
Gain (loss) on asset dispositions, net	5,331	5%	1,270	1%
Long-lived asset impairments	(10,207)	(9%)	—	—
Operating loss	$(18,533)	(16%)	(9,620)	(8%)

Note (A):  General and administrative expenses for the three months ended March 31, 2020 includes stock-based compensation of $1.3 million.  General and administrative expenses for the three months ended March 31, 2019 includes stock-based compensation of $5.6 million. In addition, general and administrative costs for the three months ended March 31, 2020 and 2019 includes $0.1 million and $3.7 million, of severance and similar costs related to integrating Tidewater and GulfMark operations.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(Unaudited)

(In thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Revenues:
Vessel revenues	$111,974	$116,539	$117,173	$123,641	$119,662
Other operating revenues	4,394	2,237	2,592	2,218	2,487
Total revenues	116,368	118,776	119,765	125,859	122,149
Costs and expenses:
Vessel operating costs	78,825	85,935	80,619	80,439	82,203
Costs of other operating revenue	2,673	916	534	586	764
General and administrative (A)	21,420	22,406	30,474	23,696	27,140
Depreciation and amortization	27,107	28,226	25,735	25,038	22,932
(Gain) loss on asset dispositions, net	(5,331)	(1,217)	(270)	494	(1,270)
Asset impairments and other	10,207	32,549	5,224	—	—
Total operating costs and expenses	134,901	168,815	142,316	130,253	131,769
Operating loss	(18,533)	(50,039)	(22,551)	(4,394)	(9,620)
Other income (expense):
Foreign exchange gain (loss)	864	(945)	173	11	(508)
Equity in net (losses) earnings of unconsolidated companies		(2,717)	(468)	95	(62)
Interest income and other, net	116	690	1,579	1,859	2,470
Interest and other debt costs, net	(6,142)	(6,282)	(7,468)	(7,582)	(7,736)
Total other expense	(5,162)	(9,254)	(6,184)	(5,617)	(5,836)
Loss before income taxes	(23,695)	(59,293)	(28,735)	(10,011)	(15,456)
Income tax (benefit) expense	(5,171)	1,281	15,071	5,542	5,830
Net loss	$(18,524)	$(60,574)	$(43,806)	$(15,553)	$(21,286)
Net income (loss) attributable to noncontrolling interests	(79)	(721)	394	406	445
Net loss attributable to Tidewater Inc.	$(18,445)	$(59,853)	$(44,200)	$(15,959)	$(21,731)
Basic loss per common share	$(0.46)	$(1.52)	$(1.15)	$(0.42)	$(0.58)
Diluted loss per common share	$(0.46)	$(1.52)	$(1.15)	$(0.42)	$(0.58)
Weighted average common shares outstanding	40,100,744	39,504,154	38,537,165	37,570,629	37,178,580
Dilutive effect of stock options and restricted stock	—	—	—	—	—
Adjusted weighted average common shares	40,100,744	39,504,154	38,537,165	37,570,629	37,178,580
Vessel operating margin	$33,149	30,604	36,554	43,202	37,459

Note (A): Restructuring and merger-related items:
Professional service costs included in general and administrative expenses related to the business combination with GulfMark	$—	—	—	—	88
Integration related costs related to the business combination with GulfMark	129	2,123	6,293	460	3,651
Total	$129	2,123	6,293	460	3,739

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	March 31,	December 31,	September 30,	June 30,	March 31,
ASSETS	2020	2019	2019	2019	2019

Current assets:
Cash and cash equivalents	$187,802	218,290	359,332	369,549	391,060
Restricted cash	12,461	5,755	3,300	13,614	6,975
Trade and other receivables, net	119,455	110,180	123,133	121,155	112,853
Due from affiliate	128,204	125,972	124,757	121,959	119,049
Marine operating supplies	21,944	21,856	21,303	29,141	29,337
Assets held for sale	26,142	39,287	—	—	—
Prepaid expenses and other current assets	22,185	15,956	13,116	14,460	14,844
Total current assets	518,193	537,296	644,941	669,878	674,118
Investments in, at equity, and advances to unconsolidated companies				658	774
Net properties and equipment	922,979	938,961	1,022,786	1,041,054	1,065,297
Deferred drydocking and survey costs	81,981	66,936	49,025	41,029	30,602
Other assets	29,971	36,335	37,269	39,651	38,507
Total assets	$1,553,124	1,579,528	1,754,021	1,792,270	1,809,298

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$30,711	27,501	23,672	24,170	29,739
Accrued costs and expenses	72,854	74,000	54,792	56,675	56,025
Due to affiliates	50,013	50,186	41,676	39,060	40,245
Current portion of long-term debt	9,104	9,890	9,689	10,002	9,957
Other current liabilities	26,953	24,100	30,024	24,442	20,115
Total current liabilities	189,635	185,677	159,853	154,349	156,081
Long-term debt	273,015	279,044	419,905	424,911	427,436
Other liabilities and deferred credits	91,578	98,397	96,499	97,471	98,096

Contingencies

Equity:
Common stock	40	40	39	38	37
Additional paid-in-capital	1,368,325	1,367,521	1,365,872	1,359,842	1,356,436
Accumulated deficit	(371,134)	(352,526)	(292,673)	(248,473)	(232,514)
Accumulated other comprehensive income (loss)	133	(236)	2,194	2,194	2,194
Total stockholder's equity	997,364	1,014,799	1,075,432	1,113,601	1,126,153
Noncontrolling interests	1,532	1,611	2,332	1,938	1,532
Total equity	998,896	1,016,410	1,077,764	1,115,539	1,127,685
Total liabilities and equity	$1,553,124	1,579,528	1,754,021	1,792,270	1,809,298

Supplemental information
Due from related parties, net of due to related parties:
Sonatide (Angola)	$64,184	57,771	64,660	66,690	62,591
DTDW (Nigeria)	14,007	18,015	18,421	16,209	16,213
Total	78,191	75,786	83,081	82,899	78,804

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
Deepwater	$22,882	22,883	24,575	26,991	25,214
Towing-supply	7,243	8,639	7,831	7,448	8,576
Other	1,734	1,811	741	760	1,489
Total	$31,859	33,333	33,147	35,199	35,279
Middle East/Asia Pacific fleet:
Deepwater	$14,326	16,015	14,960	12,130	10,502
Towing-supply	10,502	10,636	7,805	8,319	9,954
Other	—	—		—	—
Total	$24,828	26,651	22,765	20,449	20,456
Europe/Mediterranean fleet:
Deepwater	$29,163	28,652	30,608	34,104	27,577
Towing-supply	179	528	338	923	981
Other	149	—		—	—
Total	$29,491	29,180	30,946	35,027	28,558
West Africa fleet:
Deepwater	$12,102	14,066	14,923	14,977	15,949
Towing-supply	10,521	9,981	11,598	14,015	15,184
Other	3,173	3,328	3,794	3,974	4,236
Total	$25,796	27,375	30,315	32,966	35,369
Worldwide fleet:
Deepwater	$78,473	81,616	85,066	88,202	79,242
Towing-supply	28,445	29,784	27,572	30,705	34,695
Other	5,056	5,139	4,535	4,734	5,725
Total	$111,974	116,539	117,173	123,641	119,662

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
AVERAGE NUMBER OF VESSELS:

Americas fleet:
Deepwater	32	31	32	34	37
Towing-supply	17	17	17	18	27
Other	3	4	5	6	7
Total	52	52	54	58	71
Stacked vessels	(17)	(15)	(17)	(20)	(32)
Active vessels	35	37	37	38	39
Middle East/Asia Pacific fleet:
Deepwater	27	27	26	24	24
Towing-supply	28	28	26	26	27
Other	—	—	—	—	—
Total	55	55	52	50	51
Stacked vessels	(10)	(10)	(11)	(9)	(10)
Active vessels	45	44	41	41	41
Europe/Mediterranean fleet:
Deepwater	39	42	42	44	45
Towing-supply	2	3	3	3	3
Other	—	—	—	—	—
Total	41	45	45	47	48
Stacked vessels	(11)	(15)	(13)	(13)	(14)
Active vessels	30	30	32	34	34
West Africa fleet:
Deepwater	26	27	29	30	30
Towing-supply	19	19	20	22	31
Other	20	21	21	21	22
Total	65	67	70	73	83
Stacked vessels	(21)	(22)	(22)	(23)	(29)
Active vessels	44	45	48	50	54
Worldwide fleet:
Deepwater	124	126	129	132	136
Towing-supply	66	68	66	69	88
Other	23	25	26	27	29
Total	213	219	221	228	253
Stacked vessels	(60)	(62)	(63)	(65)	(85)
Active vessels	153	157	158	163	168

Total active	153	157	158	163	168
Total stacked	60	62	63	65	85
Total joint venture and other vessels	3	4	4	4	4
Total	216	223	225	232	257

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
Deepwater	2,873	2,852	2,932	3,112	3,332
Towing-supply	1,547	1,580	1,552	1,638	2,426
Other	285	368	460	484	619
Total	4,705	4,800	4,944	5,234	6,377
Middle East/Asia Pacific fleet:
Deepwater	2,496	2,453	2,370	2,184	2,160
Towing-supply	2,512	2,576	2,392	2,369	2,457
Other	—	—	—	—	—
Total	5,008	5,029	4,762	4,553	4,617
Europe/Mediterranean fleet:
Deepwater	3,581	3,848	3,874	4,024	4,040
Towing-supply	122	276	276	273	294
Other	—	—	—	—	—
Total	3,703	4,124	4,150	4,297	4,334
West Africa fleet:
Deepwater	2,366	2,439	2,723	2,730	2,668
Towing-supply	1,729	1,779	1,840	1,974	2,790
Other	1,820	1,932	1,932	1,976	1,980
Total	5,915	6,150	6,495	6,680	7,438
Worldwide fleet:
Deepwater	11,316	11,592	11,899	12,050	12,200
Towing-supply	5,910	6,211	6,060	6,254	7,967
Other	2,105	2,300	2,392	2,460	2,599
Total	19,331	20,103	20,351	20,764	22,766

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
Deepwater	873	656	723	798	992
Towing-supply	593	568	632	728	1,467
Other	103	184	184	241	380
Total	1,569	1,408	1,539	1,767	2,839
Middle East/Asia Pacific fleet:
Deepwater	546	552	552	494	617
Towing-supply	396	399	460	303	270
Other	—	—	—	—	—
Total	942	951	1,012	797	887
Europe/Mediterranean fleet:
Deepwater	1,004	1,196	1,104	1,092	1,122
Towing-supply	—	153	92	91	114
Other	—	—	—	—	—
Total	1,004	1,349	1,196	1,183	1,236
West Africa fleet:
Deepwater	819	766	768	698	630
Towing-supply	469	583	552	700	1,486
Other	637	643	736	689	540
Total	1,925	1,992	2,056	2,087	2,656
Worldwide fleet:
Deepwater	3,242	3,170	3,147	3,082	3,361
Towing-supply	1,458	1,703	1,736	1,822	3,337
Other	740	827	920	930	920
Total	5,440	5,700	5,803	5,834	7,618

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
Deepwater	2,000	2,196	2,209	2,314	2,340
Towing-supply	954	1,012	920	910	959
Other	182	184	276	243	239
Total	3,136	3,392	3,405	3,467	3,538
Middle East/Asia Pacific fleet:
Deepwater	1,950	1,901	1,818	1,690	1,543
Towing-supply	2,116	2,177	1,932	2,066	2,187
Other	—	—	—	—	—
Total	4,066	4,078	3,750	3,756	3,730
Europe/Mediterranean fleet:
Deepwater	2,577	2,652	2,770	2,932	2,918
Towing-supply	122	123	184	182	180
Other	—	—	—	—	—
Total	2,699	2,775	2,954	3,114	3,098
West Africa fleet:
Deepwater	1,547	1,673	1,955	2,032	2,038
Towing-supply	1,260	1,196	1,288	1,274	1,304
Other	1,183	1,289	1,196	1,287	1,440
Total	3,990	4,158	4,439	4,593	4,782
Worldwide fleet:
Deepwater	8,074	8,422	8,752	8,968	8,839
Towing-supply	4,452	4,508	4,324	4,432	4,630
Other	1,365	1,473	1,472	1,530	1,679
Total	13,891	14,403	14,548	14,930	15,148

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
UTILIZATION - TOTAL FLEET:

Americas fleet:
Deepwater	57.7%	61.7%	64.5%	65.8%	61.9%
Towing-supply	54.9	58.6	53.1	43.5	35.4
Other	63.1	50.0	21.0	19.0	26.3
Total	57.1%	59.8%	56.9%	54.5%	48.4%
Middle East/Asia Pacific fleet:
Deepwater	56.8%	66.7%	65.4%	62.1%	57.8%
Towing-supply	69.2	70.0	61.7	61.1	64.8
Other	—	—	—	—	—
Total	63.0%	68.4%	63.6%	61.6%	61.5%
Europe/Mediterranean fleet:
Deepwater	64.2%	60.0%	64.0%	63.0%	60.1%
Towing-supply	46.7	31.6	24.5	56.9	59.9
Other	—	—	—	—	—
Total	63.6%	58.1%	61.4%	62.7%	60.1%
West Africa fleet:
Deepwater	41.5%	46.9%	50.6%	51.7%	52.9%
Towing-supply	45.5	43.8	46.3	50.3	40.0
Other	51.5	56.6	55.6	55.1	57.9
Total	45.7%	49.1%	50.9%	52.3%	49.4%
Worldwide fleet:
Deepwater	56.2%	59.1%	61.4%	61.0%	58.6%
Towing-supply	58.0	57.9	53.1	52.9	47.0
Other	53.1	55.6	49.0	48.0	50.4
Total	56.4%	58.3%	57.5%	57.0%	53.6%

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
UTILIZATION - ACTIVE FLEET:

Americas fleet:
Deepwater	72.8%	80.1%	85.7%	88.4%	88.2%
Towing-supply	89.0	91.4	89.6	78.4	89.5
Other	98.8	100.0	35.0	37.9	68.2
Total	85.7%	84.6%	82.6%	82.3%	87.2%
Middle East/Asia Pacific fleet:
Deepwater	72.8%	86.1%	85.3%	80.3%	80.9%
Towing-supply	82.2	82.9	76.4	70.1	72.8
Other	—	—	—	—	—
Total	77.7%	84.4%	80.7%	74.7%	76.1%
Europe/Mediterranean fleet:
Deepwater	89.2%	87.1%	89.5%	86.5%	83.2%
Towing-supply	46.7	70.9	36.8	85.3	97.8
Other	—	—	—	—	—
Total	87.3%	86.4%	86.3%	86.5%	84.1%
West Africa fleet:
Deepwater	63.4%	68.3%	70.5%	69.4%	69.2%
Towing-supply	62.4	65.1	66.1	77.9	85.6
Other	79.2	84.9	89.9	84.6	79.7
Total	67.8%	72.5%	74.4%	76.0%	76.8%
Worldwide fleet:
Deepwater	78.8%	81.3%	83.4%	82.0%	80.9%
Towing-supply	77.0	79.8	74.5	74.7	80.8
Other	81.9	86.8	79.6	77.2	78.0
Total	78.5%	81.4%	80.4%	79.3%	80.6%

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
Deepwater	$13,793	13,001	12,986	13,186	12,217
Towing-supply	8,532	9,337	9,504	10,442	9,993
Other	9,638	9,838	7,674	8,259	9,135
Total	$11,854	11,617	11,783	12,341	11,436
Middle East/Asia Pacific fleet:
Deepwater	$10,097	9,784	9,648	8,942	8,417
Towing-supply	6,041	5,897	5,285	5,747	6,255
Other	—	—	—	—	—
Total	$7,863	7,746	7,520	7,293	7,205
Europe/Mediterranean fleet:
Deepwater	$12,682	12,336	12,342	13,443	11,356
Towing-supply	3,138	6,055	4,995	5,941	5,566
Other	—	—	—	—	—
Total	$12,514	12,171	12,147	13,010	10,964
West Africa fleet:
Deepwater	$12,337	12,304	10,827	10,615	11,307
Towing-supply	13,389	12,810	13,628	14,115	13,601
Other	3,384	3,041	3,530	3,650	3,693
Total	$9,539	9,075	9,174	9,439	9,627
Worldwide fleet:
Deepwater	$12,342	11,892	11,651	11,998	11,802
Towing-supply	8,292	8,284	8,564	9,279	9,271
Other	4,524	4,137	3,871	4,009	4,370
Total	$10,267	9,940	10,021	10,442	9,806

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Americas
Vessel revenues	$31,859	33,333	33,147	35,199	35,279

Vessel operating costs:
Crew costs	$14,186	15,307	15,108	16,008	17,099
Repair and maintenance	2,171	3,067	3,061	2,328	3,619
Insurance	417	299	305	(1,118)	741
Fuel, lube and supplies	2,615	1,853	1,919	2,115	2,445
Other	2,673	4,082	2,461	2,772	2,772
Total vessel operating costs	$22,062	24,608	22,854	22,105	26,676

Vessel operating margin ($)	$9,797	8,726	10,293	13,094	8,603
Vessel operating margin (%)	30.8%	26.2%	31.1%	37.2%	24.4%

Americas - Select operating statistics
Average vessels - Total fleet	52	52	54	58	71
Utilization - Total fleet	57.1%	59.8%	56.9%	54.5%	48.4%

Average vessels - Active fleet	35	37	37	38	39
Utilization - Active fleet	85.7%	84.6%	82.6%	82.3%	87.2%

Average day rates	$11,854	11,617	11,783	12,341	11,436

Vessels commencing drydocks	5	1	4	6	6

Cash paid for deferred drydocking and survey costs	$5,912	5,381	5,368	6,637	2,178

Deferred drydocking and survey costs - beginning balance	$18,561	15,678	12,154	8,463	7,245
Cash paid for deferred drydocking and survey costs	5,912	5,381	5,368	6,637	2,178
Amortization of deferred drydocking and survey costs	(2,874)	(2,498)	(1,964)	(1,228)	(960)
Disposals, intersegment transfers and other	—	—	120	(1,718)	—
Deferred drydocking and survey costs - ending balance	$21,599	18,561	15,678	12,154	8,463

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Middle East/Asia Pacific
Vessel revenues	$24,828	26,651	22,765	20,449	20,456

Vessel operating costs:
Crew costs	$10,085	10,308	9,243	8,986	8,627
Repair and maintenance	2,586	3,838	2,317	1,673	1,581
Insurance	591	790	358	186	589
Fuel, lube and supplies	2,665	1,937	2,431	2,350	2,335
Other	1,696	2,864	1,318	1,844	1,733
Total vessel operating costs	$17,623	19,737	15,667	15,039	14,865

Vessel operating margin ($)	$7,205	6,913	7,100	5,410	5,591
Vessel operating margin (%)	29.0%	25.9%	31.2%	26.5%	27.3%

Middle East/Asia Pacific - Select operating statistics
Average vessels - Total fleet	55	55	52	50	51
Utilization - Total fleet	63.0%	68.4%	63.6%	61.6%	61.5%

Average vessels - Active fleet	45	44	41	41	41
Utilization - Active fleet	77.7%	84.4%	80.7%	74.7%	76.1%

Average day rates	$7,863	7,746	7,520	7,293	7,205

Vessels commencing drydocks	5	3	3	2	7

Cash paid for deferred drydocking and survey costs	$8,897	6,072	2,269	4,324	4,481

Deferred drydocking and survey costs - beginning balance	$16,513	12,572	11,961	9,178	5,961
Cash paid for deferred drydocking and survey costs	8,897	6,072	2,269	4,324	4,481
Amortization of deferred drydocking and survey costs	(2,271)	(2,131)	(1,911)	(1,493)	(1,264)
Disposals, intersegment transfers and other	—	—	253	(48)	—
Deferred drydocking and survey costs - ending balance	$23,139	16,513	12,572	11,961	9,178

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Europe/Mediterranean
Vessel revenues	$29,491	29,180	30,946	35,027	28,558

Vessel operating costs:
Crew costs	$11,696	11,984	12,974	13,001	13,059
Repair and maintenance	3,141	3,617	3,307	3,914	2,578
Insurance	431	367	503	693	561
Fuel, lube and supplies	1,098	1,808	1,614	1,314	1,891
Other	2,522	2,098	2,658	2,902	2,994
Total vessel operating costs	$18,888	19,874	21,056	21,824	21,083

Vessel operating margin ($)	$10,603	9,306	9,890	13,203	7,475
Vessel operating margin (%)	36.0%	31.9%	32.0%	37.7%	26.2%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	41	45	45	47	48
Utilization - Total fleet	63.6%	58.1%	61.4%	62.7%	60.1%

Average vessels - Active fleet	30	30	32	34	34
Utilization - Active fleet	87.3%	86.4%	86.3%	86.5%	84.1%

Average day rates	$12,514	12,171	12,147	13,010	10,964

Vessels commencing drydocks	2	3	1	—	6

Cash paid for deferred drydocking and survey costs	$2,591	3,378	316	3,030	2,432

Deferred drydocking and survey costs - beginning balance	$9,406	7,379	8,596	5,831	4,278
Cash paid for deferred drydocking and survey costs	2,591	3,378	316	3,030	2,432
Amortization of deferred drydocking and survey costs	(1,610)	(1,335)	(1,160)	(1,448)	(879)
Disposals, intersegment transfers and other	—	(16)	(373)	1,183	—
Deferred drydocking and survey costs - ending balance	$10,387	9,406	7,379	8,596	5,831

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
West Africa
Vessel revenues	$25,796	27,375	30,315	32,966	35,369

Vessel operating costs:
Crew costs	$8,520	8,472	8,868	9,196	9,360
Repair and maintenance	2,700	4,659	3,282	2,996	1,923
Insurance	346	(282)	863	989	287
Fuel, lube and supplies	3,374	4,184	2,817	2,672	2,674
Other	5,312	4,682	5,214	5,618	5,335
Total vessel operating costs	$20,252	21,715	21,044	21,471	19,579

Vessel operating margin ($)	$5,544	5,660	9,271	11,495	15,790
Vessel operating margin (%)	21.5%	20.7%	30.6%	34.9%	44.6%

West Africa - Select operating statistics
Average vessels - Total fleet	65	67	70	73	83
Utilization - Total fleet	45.7%	49.1%	50.9%	52.3%	49.4%

Average vessels - Active fleet	44	45	48	50	54
Utilization - Active fleet	67.8%	72.5%	74.4%	76.0%	76.8%

Average day rates	$9,539	9,075	9,174	9,439	9,627

Vessels commencing drydocks	3	1	4	4	5

Cash paid for deferred drydocking and survey costs	$7,468	11,905	7,060	2,412	3,194

Deferred drydocking and survey costs - beginning balance	$22,456	13,397	8,318	7,129	4,731
Cash paid for deferred drydocking and survey costs	7,468	11,905	7,060	2,412	3,194
Amortization of deferred drydocking and survey costs	(3,067)	(2,846)	(1,653)	(1,321)	(796)
Disposals, intersegment transfers and other	(1)	—	(328)	98	—
Deferred drydocking and survey costs - ending balance	$26,856	22,456	13,397	8,318	7,129

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Worldwide
Vessel revenues	$111,974	116,539	117,173	123,641	119,662

Vessel operating costs:
Crew costs	$44,487	46,071	46,193	47,191	48,145
Repair and maintenance	10,598	15,181	11,967	10,911	9,701
Insurance	1,785	1,174	2,027	750	2,178
Fuel, lube and supplies	9,752	9,782	8,781	8,451	9,345
Other	12,203	13,726	11,651	13,136	12,834
Total vessel operating costs	$78,825	85,934	80,619	80,439	82,203

Vessel operating margin ($)	$33,149	30,604	36,554	43,202	37,459
Vessel operating margin (%)	29.6%	26.3%	31.2%	34.9%	31.3%

Worldwide - Select operating statistics
Average vessels - Total fleet	213	219	220	228	253
Utilization - Total fleet	56.4%	58.3%	57.5%	57.0%	53.6%

Average vessels - Active fleet	153	157	158	163	168
Utilization - Active fleet	78.5%	81.4%	80.4%	79.3%	80.6%

Average day rates	$10,267	9,940	10,021	10,442	9,806

Vessels commencing drydocks	15	8	12	12	24

Cash paid for deferred drydocking and survey costs	$24,868	26,736	15,013	16,403	12,285

Deferred drydocking and survey costs - beginning balance	$66,936	49,026	41,029	30,601	22,215
Cash paid for deferred drydocking and survey costs	24,868	26,736	15,013	16,403	12,285
Amortization of deferred drydocking and survey costs	(9,822)	(8,810)	(6,688)	(5,490)	(3,899)
Disposals, intersegment transfers and other	(1)	(16)	(328)	(485)	—
Deferred drydocking and survey costs - ending balance	$81,981	66,936	49,026	41,029	30,601

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Net loss	$(18,524)	(60,574)	(43,806)	(15,553)	(21,286)

Interest and other debt costs	6,142	6,282	7,468	7,582	7,736
Income tax (benefit) expense	(5,171)	1,281	15,071	5,542	5,830
Depreciation	17,285	19,416	19,047	19,548	19,034
Amortization of deferred drydocking and survey costs	9,822	8,810	6,688	5,490	3,898
EBITDA (A), (B), (C)	$9,554	(24,785)	4,468	22,609	15,212

Long-lived asset impairments	10,207	32,549	5,224	—	—
One-time charges	129	2,123	6,293	460	3,739
Adjusted EBITDA (A), (B), (C)	19,890	9,887	15,985	23,069	18,951

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization.  Additionally, Adjusted EBITDA excludes impairment charges, and merger and integration related costs.

Note (B):  EBITDA and Adjusted EBITDA for the three months ended March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019, and March 31, 2019  includes non-cash, stock-based compensation expense of $1,335, $2,972, $7,384, $3,588, and $5,627, respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019, and March 31, 2019 includes foreign exchange gains (losses) of $864, $(945), $173, $11, and $(508), respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission.  We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization.  Additionally, Adjusted EBITDA excludes impairment charges and merger and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures.  We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Net cash provided by (used in) operating activities (A)	$(27,525)	5,281	(15,981)	(17,566)	(3,157)

Cash interest expense	5,442	8,205	8,189	7,974	8,319
Interest income and other	(116)	(690)	(1,579)	(1,859)	(2,470)
Additions to property and equipment	(2,449)	(4,067)	(5,058)	(5,757)	(3,116)
Free cash flow before proceeds from asset sales	$(24,648)	8,729	(14,429)	(17,208)	(424)

Proceeds from asset sales	9,452	3,755	4,526	10,915	9,651

Free cash flow	$(15,196)	12,484	(9,903)	(6,293)	9,227

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers.  Free cash flow is determined from net cash provided by (used in) operating activities adjusted for capital expenditures, proceeds from asset sales, cash interest expense and interest income.  Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by (used in) operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$(18,127)	32,826	4,502	(14,169)	3,196
Cash paid for deferred drydocking and survey costs	(24,867)	(26,736)	(15,013)	(16,403)	(12,285)
Total sources (uses) of cash for changes in assets and liabilities	$(42,994)	6,090	(10,511)	(30,572)	(9,089)

Contacts

Tidewater Inc.

Jason Stanley

Vice President,

Investor Relations and Marketing

713-470-5300

SOURCE: Tidewater Inc.